Exhibit 10.1

AGREEMENT ON ASSIGNMENT AND COMPENSATION FOR INVENTIONS

THIS AGREEMENT, effective July 2, 2008, is by and between The Quigley Corporation, a corporation of the State of Pennsylvania, having a principal place of business at Kells Building, 621 Shady Retreat Road, Doylestown, Pennsylvania 18901-1349, United States of America, (hereinafter "Quigley") and Dr. Richard Rosenbloom, a citizen of the United States of America, residing at 1416 Tanglewood Drive, North Wales, Pennsylvania, 19454, United States of America (hereinafter "Dr. Rosenbloom").

WHEREAS Dr. Rosenbloom had certain concepts and/or inventions prior to the date of him becoming an employee of The Quigley Corporation.

WHEREAS Quigley desires to obtain entire right, title and interest in and to the Rosenbloom concepts and/or inventions and to pursue such concepts and/or inventions through investment and the work of Dr. Rosenbloom, and in and to any patent applications and patents relating to the subject matter of such concepts and/or inventions in any and all countries.

WHEREAS Dr. Rosenbloom assigned the entire right, title and interest in and to said concepts and/or inventions, and in and to any patent applications and patents relating to the subject matter of said inventions in any and all countries by virtue of executed assignment documents.

WHEREAS Quigley agreed to compensate Dr. Rosenbloom for assigning the entire right, title and interest into Dr. Rosenbloom's concepts and/or inventions made prior to the date he became an employee of Quigley.

WHEREAS Quigley has made a substantial investment of capital, labor and other resources into the development of the concepts and/or inventions made by Dr. Rosenbloom while an employee of Quigley, as well as patenting the inventions during the period of his employment by Quigley.

THEREFORE, the parties agree as follows:

ARTICLE I - DEFINITIONS

1.0	Quigley and Dr. Rosenbloom are hereunder commonly reviewed to as "parties" (in singular and plural usage, as required by the context.

1.1
Terms in this agreement (other than the name of the parties and Article headings) which are set forth in upper case letters have the meanings established for such terms in the succeeding paragraphs of this ARTICLE I.

1.2	INVENTIONS made by Dr. Rosenbloom prior to or after the date of his employment by Quigley, which are specifically set forth in Exhibit A hereto.

1.3
PATENTS means the patents listed in Exhibit A hereto, as well as any patent granted on the basis of any patent application listed in Exhibit A hereto, or which claims priority to any patent application listed in Exhibit A hereto under the relevant provisions of the Paris Convention, as well as reexaminations and reissues thereof which may be granted upon said application and upon any and all continuation or divisional applications for patents for said inventions, in and for the United States and foreign countries.

1.4	ROYALTY-BEARING PRODUCT means any product which embodies one or more of the INVENTIONS and comes within the scope of any unexpired claim of any of the PATENTS.

1.5	LICENSING COSTS means costs incurred by Quigley to obtain any licenses from third parties necessary to make, use, sell or offer to sell ROYALTY- BEARING PRODUCTS.

1.6
TITLE DEFENSE COSTS means costs incurred by Quigley to defend its title to the INVENTIONS, any patent applications for protection of the INVENTIONS, and/or any PATENTS from any challenge to Quigley's title made by a third party.

1.7
NET SALES, according to Generally Accepted Accounting Principles (GAAP), in respect to ROYALTY-BEARING PRODUCTS sold means amounts actually collected after deduction of certain items, such as, but is not limited to, regular trade and quantity discounts, returns and allowances, co-operative incentives, less LICENSING COSTS and TITLE DEFENSE COSTS.

ARTICLE II - REPRESENTATIONS, WARRANTIES AND LIMITATIONS

2.1
Dr. Rosenbloom represents and warrants in respect to the PATENTS that Dr. Rosenbloom has the legal right to extend the rights granted to Quigley in this agreement and in the assignment agreements, which agreements are incorporated by reference, and that Dr. Rosenbloom has not made and will not make any commitments to others inconsistent with or in derogation of such rights.

2.2
Dr. Rosenbloom represents and warrants that Dr. Rosenbloom has not published, caused to be published, publicly used or disclosed, caused to be publicly used or disclosed, offered for sale or caused to be offered for sale, any of the INVENTIONS prior to the date of filing of the first United States patent application which discloses the respective one of the INVENTIONS.

2.3	Dr. Rosenbloom represents and warrants that he is the original, first and sole inventor of each of the INVENTIONS.

2.4
Dr. Rosenbloom represents and warrants that he has disclosed to Quigley all information in his possession pertaining to the INVENTIONS which may be necessary or useful for the preparation and filing of patent applications for the protection of such INVENTIONS, which may be required for the patent applicant to satisfy its duty of disclosure to any of the patent offices in which a patent application for protection of any of said INVENTIONS is filed, and which may be required to determine ownership of said INVENTIONS under the applicable law.

2.5
Dr. Rosenbloom represents and warrants that he has been advised of his right to have this agreement reviewed by independent counsel of his own choosing and that he has, in fact, had this agreement reviewed by independent counsel or has freely chosen to waive this right.

2.6	Dr. Rosenbloom represents and warrants that he has not relied on any representations made by counsel for Quigley in entering into this agreement.

2.7	Nothing in this agreement shall be construed as:

(a) A requirement that either party shall file any patent application(s), secure any patent(s), or maintain any patent(s) in force,

(b) An obligation to bring or prosecute actions or suits against third parties for infringement of any patent, or

(c) Granting by implication, estoppel or otherwise, any licenses or rights under any patents other than PATENTS.

ARTICLE III - FILING AND PROSECUTION OF APPLICATIONS

3.1
Dr. Rosenbloom shall, from time to time, on request, supply such additional information as may be necessary or desirable to facilitate prosecution of patent applications for the protection of the INVENTIONS.

3.2
Dr. Rosenbloom shall, each time a request is made and without undue delay, execute and deliver such papers as may be necessary or desirable to perfect the title to the INVENTIONS, and any patent applications or PATENTS to Quigley, its successors, assigns, nominees or legal representatives.

3.3
Dr. Rosenbloom shall testify in any legal proceedings, sign all lawful papers, execute all disclaimers and divisional, continuing, reissue and foreign applications, make all rightful oaths, and generally do everything possible to aid Quigley, its successors, assigns, nominees or legal representatives, to obtain and enforce, for its or their own benefit, proper patent protection for the INVENTIONS in any and all countries.

3.4	Quigley will accept financial responsibility for:

(a)	Preparation, by a patent lawyer in independent practice who shall be nominated by Quigley, of a patent application or applications on patentable aspects of the INVENTIONS,
(b)	Filing, upon execution by Dr. Rosenbloom, of such patent application or applications, and
(c)	Prosecution by such nominated lawyer of the application or applications.

3.5	Quigley may, at any time, decide not to file a patent application, decide not to further prosecute a patent application, or decide not to maintain a patent, at its own discretion.

ARTICLE IV - ASSIGNMENT OF RIGHTS

4.1
Dr. Rosenbloom shall assign all right, title and interest in and to said INVENTIONS, and in and to any patent applications for protection of said INVENTIONS, including the right to claim priority to the patent applications in any foreign patent application entitled to claim such priority under national law, international conventions, treaties or otherwise, and any and all continuations, divisions, and renewals of, and substitutes for, said applications, and in, to and under any and all patents which may be granted on or as a result of said patent applications in any and all countries, and any reissue or reissues, or extension or extensions of said patents, and authorize Quigley to file in Dr. Rosenbloom's name, applications for patents in all countries, the same to be held and enjoyed by Quigley, its successors, assigns, nominees or legal representatives, to the full end of the term or terms for which said patents, respectively, may be granted, reissued or extended, as fully and entirely as the same would have been held and enjoyed by me had this assignment, sale and transfer not been made.

4.2
Quigley shall have the right to bring suit in its own name, or, if required by law, jointly with Dr. Rosenbloom, at its own expense and on its own behalf, for infringement of the PATENTS. In any such suit, Quigley shall have the right to enjoin for infringement and to collect for its use, damages, profits, and awards of whatever nature recoverable for such infringement, and to settle any claim or suit for infringement of the PATENTS by granting the infringing party a license under one or more of the PATENTS. Quigley shall pay to Dr. Rosenbloom five percent (5%) of the excess of any recoveries over expenses in such suits.

ARTICLE V - COMPENSATION AND REPORTS

5.1
In consideration of, and as full compensation for, the covenants made in this agreement, Quigley shall pay to Dr. Rosenbloom compensation in the amount of five percent (5%) of NET SALES, of ROYALTY-BEARING PRODUCTS.

5.2
Quigley shall pay compensation to Dr. Rosenbloom biannually, and shall have thirty (30) days from the end of each six-month compensation period to pay the compensation to Dr. Rosenbloom and provide the report specified in paragraph 5.4 of this agreement. As long as Dr. Rosenbloom is an employee of The Quigley Corporation, The Quigley Corporation shall withhold all applicable and appropriate federal, state and local taxes.

5.3
Quigley shall pay to Dr. Rosenbloom five percent (5%) of any Royalty-Bearing License other than a license to a joint venture or a partnership. Quigley shall have the sole discretion to determine the terms of the license. If a Royalty-Bearing License is sold by The Quigley Corporation and consideration paid to Dr. Rosenbloom under this paragraph, there shall be no further obligation to pay royalties under Article V.

5.4
Quigley shall provide a report to Dr. Rosenbloom, along with the compensation set forth in paragraph 5.1 above, which includes sufficient information to verify the correctness of the amount of compensation provided to Dr. Rosenbloom for the previous six-month period.

5.5	Dr. Rosenbloom shall have the right at his expense to audit annually the books and records relating to the computation of this consideration paid to him under this article.

ARTICLE VI - TRANSFER OF RIGHTS AND OBLIGATIONS

6.1
The rights and obligations of Quigley under this agreement shall pass to any assigns for the benefit of creditors of Quigley, and to any receiver of Quigley's assets, or to any person or corporation succeeding to Quigley's entire business as a result of sale, consolidation, reorganization or otherwise, provided such assignee, receiver, person or legal entity shall, without delay, accept in writing the provisions of this agreement, and agree in all respects to be bound thereby in the place and stead of Quigley.

6.2
Quigley may assign the rights and obligations to any person or legal entity, provided such assignee, receiver, person or legal entity shall, without delay, accept in writing the provisions of this agreement, and agree in all respects to be bound thereby in the place and stead of Quigley.

ARTICLE VII - TERM AND TERMINATION

7.1
This agreement may only be terminated in the event of a material breach by either party in the due observance or performance of any covenant, condition or limitation of this agreement, but only if such material breach has not been remedied within thirty (30) days after receipt from the non-breaching party of written notice of such material breach.

7.2
If, in any proceeding in which the validity, infringement, ownership or priority of invention of any claim of any PATENT is in issue, a judgment or decree is entered which becomes not further renewable through the exhaustion of all permissible applications for rehearing or review by a superior tribunal, or through the expiration of the time permitted for such applications (hereinafter referred to as "an irrevocable judgment"), the construction placed upon any such claim by such irrevocable judgment shall thereafter be followed, not only as to such claims but as to all claims to which such construction applies, with respect to acts occurring thereafter, and, if such irrevocable judgment holds any claim invalid or is adverse to the patent as to inventorship or ownership, Quigley shall be relieved from including in its reports, products sold covered only by such claim or by any broader claim to which such irrevocable judgment is applicable, and from the performance of those other acts which may be required by this agreement only because of any such claim: provided however, that if there are two or more conflicting irrevocable judgments with respect to the same claim, the decision of the higher tribunal shall be followed thereafter, but if the tribunals be of equal dignity, the decision more favorable to the claim shall be followed until the less favorable decision has been followed by the irrevocable judgment of a tribunal of at least equal dignity. In the event of conflicting irrevocable judgments by the same court, the latest judgment shall control.

ARTICLE VIII - NOTICES, APPLICABLE LAW, ARBITRATION

8.1
Any notice, report or payment provided for in this agreement shall be deemed sufficiently given when sent by certified or registered mail address to the party for whom intended at the address given at the outset of this agreement or at such changed address as the party shall have specified by written notice.

8.2	This agreement shall be construed, interpreted, and applied in accordance with the laws of the Commonwealth of Pennsylvania.

8.3
Any controversy or claim arising under or related to this agreement shall be settled by arbitration in accordance with the applicable arbitration rules of the American Arbitration Association before a single arbitrator selected in accordance with those rules, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

ARTICLE IX - INTEGRATION

9.1
This instrument, and the Exhibit A hereto, contain the entire agreement between the parties and supersedes all preexisting oral agreements and any other written agreements, other than Assignment Agreements, respecting the subject matter of this agreement Any representation, promise, or condition in connection with such subject matter which is not incorporated in this agreement shall not be binding upon either party. No modification, renewal, extension, waiver, or termination shall be binding upon the party against whom the enforcement of such modification, renewal, extension, waiver or termination is sought, unless made in writing and signed on behalf of such party.

IN WITNESS WHEREOF, each of the parties intending to be legally bound hereby has caused this agreement to be executed and duly sealed in duplicate originals.

The Quigley Corporation

By	/s/ Guy J. Quigley	/s/ Richard Rosenbloom
	Guy J. Quigley, President	Dr. Richard Rosenbloom

Attest:

/s/ Charles Phillips
Charles Phillips, Secretary

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-333	QUIG-1001US	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	09/740,811	12/21/2000	6,555,573	4/29/2003	ISSUED	3/27/2021
QR-333	QUIG-1001USDIV1	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	10/369,025	2 /19/2003			PUBLISHED	12/21/2020
QR-333	QUIG-1001AU	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	2002231095	12/19/2001	2002231095	11/24/2005	ISSUED	12/19/2021
QR-333	QUIG-1001CA	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	2,431,079	12/19/2001			PENDING	12/19/2021
QR-333	QUIG-1001EP	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	01991367.2	12/19/2001			PUBLISHED	12/19/2021
QR-333	QUIG-1001IL	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	156549	12/19/2001			PENDING	12/19/2021
QR-333	QUIG-1001IN	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	00870/DELNP/2003	12/19/2001			PENDING	12/19/2021
QR-333	QUIG-1001JP	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	2002-550919	12/19/2001			PENDING	12/19/2021
QR-333	QUIG-1001MX	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	PA/A/2003/005672	12/19/2001	236311	4/28/2006	ISSUED	12/19/2021
QR-333	QUIG-1001NZ	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	526041	12/19/2001	526041	5/12/2005	ISSUED	12/19/2021
QR-333	QUIG-1001ZA	METHOD AND COMPOSITION FOR THE TOPICAL TREATMENT OF DIABETIC NEUROPATHY	2003/4247	12/19/2001	2003/4247	7/28/2004	ISSUED	12/19/2021

QR-333	QUIG-1011US	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	10/288,825	11/6 /2002	7,083,813	8/1/2006	ISSUED	8/4/2023
QR-333	QUIG-1011USDIV1	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	11/165,151	6 /23/2005			PUBLISHED	11/6/2022
QR-333	QUIG-1011AU	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	2002352501	11/6 /2002	2002352501		ISSUED	11/6/2022
QR-333	QUIG-1011CA	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	2,470,603	11/6 /2002			PENDING	11/6/2022
QR-333	QUIG-1011EP	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	02789474.0	11/6 /2002			PUBLISHED	11/6/2022
QR-333	QUIG-1011IL	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	162505	11/6 /2002			PENDING	11/6/2022
QR-333	QUIG-1011IN	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	1683/DELNP/2004	11/6 /2002			PENDING	11/6/2022

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-333	QUIG-1011JP	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	2003-554096	11/6 /2002			PUBLISHED	11/6/2022
QR-333	QUIG-1011MX	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	PA/A/2004/006039	11/6 /2002			PENDING	11/6/2022
QR-333	QUIG-1011NZ	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	533439	11/6 /2002	533439	10/12/2006	ISSUED	11/6/2022
QR-333	QUIG-1011TW	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	93102875	11/6 /2002			PUBLISHED	11/6/2022
QR-333	QUIG-1011ZA	METHODS FOR THE TREATMENT OF PERIPHERAL NEURAL AND VASCULAR AILMENTS	2004/4614	11/6 /2002	2004/4614	10/28/2005	ISSUED	11/6/2022

QR-334	QUIG-1007US	MEDICAL COMPOSITION AND METHOD OF USING IT	09/923,090	8 /6 /2001	6,592,896	7/15/2003	ISSUED	8/6/2021
QR-334	QUIG-1007USCIP	NUTRITIONAL SUPPLEMENTS AND METHODS OF USING IT	10/122,991	4 /15/2002	6,596,313	7/22/2003	ISSUED	8/6/2021
QR-334	QUIG-1007AU	NUTRITIONAL SUPPLEMENTS AND METHODS OF USING IT	2002332464	8 /6 /2002	2002332464	2/22/2007	ISSUED	8/6/2022
QR-334	QUIG-1007CA	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	2,455,391	8 /6 /2002			PENDING	8/6/2022
QR-334	QUIG-1007CN	NUTRITIONAL SUPPLEMENTS AND METHODS OF USING SAME	02814148.2	8 /6 /2002			PENDING	8/6/2022
QR-334	QUIG-1007IN	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	0004/MUMNP/2004	8 /6 /2002			PENDING	8/6/2022
QR-334	QUIG-1007JP	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	2003-518442	8 /6 /2002			PENDING	8/6/2022
QR-334	QUIG-1007IL	NUTRITIONAL SUPPLEMENTS AND METHODS OF USING SAME	159357	8 /6 /2002	159357	11/21/2006	ISSUED	8/6/2022
QR-334	QUIG-1007NZ	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	530187	8 /6 /2002			PUBLISHED	8/6/2022
QR-334	QUIG-1007KR	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	10-2004-7001862	8 /6 /2002			PENDING	8/6/2022
QR-334	QUIG-1007ZA	NUTRITIONAL SUPPLEMENT AND METHODS OF USING IT	2003/9802	8 /6 /2002	2003/9802	7/28/2004	ISSUED	8/6/2022

QR-335	QUIG-1006US	COMPOSITION AND METHOD FOR REDUCING RADIATION DERMATITIS	09/993,003	11/6/2001	6,753,325	6/22/2004	ISSUED	11/6/2021

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-335	QUIG-06USCIP4	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	10/288,761	11/6/2002			PUBLISHED	11/6/2021
QR-335	QUIG-1006AU2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	2002365155	11/6/2002			PENDING	11/6/2022
QR-335	QUIG-1006CA2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	2,465,888	11/6/2002			PENDING	11/6/2022
QR-335	QUIG-1006CN2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	02826541.6	11/6/2002			PUBLISHED	11/6/2022
QR-335	QUIG-1006EP2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	02803307.4	11/6/2002			PUBLISHED	11/6/2022
QR-335	QUIG-1006HK2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	05111253.4	12/8/2005			PUBLISHED	12/8/2025
QR-335	QUIG-1006IL2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	161775	11/6/2002			PENDING	11/6/2022
QR-335	QUIG-1006IN2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	01160/DELNP/2004	11/6/2002			PENDING	11/6/2022
QR-335	QUIG-1006JP2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	2003-552220	11/6/2002			PUBLISHED	11/6/2022
QR-335	QUIG-1006MX2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	PA/A/2004/004377	11/6/2002			PUBLISHED	11/6/2022
QR-335	QUIG-1006NZ2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	532775	11/6/2002			PUBLISHED	11/6/2022
QR-335	QUIG-1006ZA2	TOPICAL COMPOSITIONS AND METHODS FOR TREATMENT OF ADVERSE EFFECTS OF IONIZING RADIATION	2004/3365	11/6/2002	2004/3365	5/31/2006	ISSUED	11/6/2022

QR-336	QUIG-1006USCIP	COMPOSITION FOR RADIATION DERMATITIS AND EXPOSURE	10/045,790	1/14/2002			PUBLISHED
QR-336	QUIG-1006AU	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	2002309615	5/1/2002			PENDING	5 /1 /2022

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-336	QUIG-1006CA	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	2,465,945	5/1/2002			PENDING	5 /1 /2022
QR-336	QUIG-1006CN	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	02822057.9	5 /1 /2002			PUBLISHED	5 /1 /2022
QR-336	QUIG-1006EP	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	02736624.4	5 /1 /2002			PUBLISHED	5 /1 /2022
QR-336	QUIG-1006IL	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	161774	5 /1 /2002			PENDING	5 /1 /2022
QR-336	QUIG-1006IN	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	01165/DELNP/2004	5 /1 /2002			PENDING	5 /1 /2022
QR-336	QUIG-1006JP	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	2003-541744	5 /1 /2002			PUBLISHED	5 /1 /2022
QR-336	QUIG-1006MX	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	PA/A/2004/004376	5 /1 /2002			PUBLISHED	5 /1 /2022
QR-336	QUIG-1006NZ	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	532774	5 /1 /2002			PENDING	5 /1 /2022
QR-336	QUIG-1006ZA	NUTRITIONAL SUPPLEMENTS AND METHODS FOR PREVENTION, REDUCTION AND TREATMENT OF RADIATION INJURY	2004/3364	5 /1 /2002			PENDING	5 /1 /2022

QR-433	QUIG-07USDIV2	COMPOSITIONS AND METHODS FOR TREATMENT OF RHINOVIRUS	11/553,656	10/27/2006			PENDING	8 /6 /2021

QR-434	QUIG-07USCON4	COMPOSITIONS AND METHODS FOR TREATMENT OF HERPES	11/371,974	3 /9 /2006	7,175,987	2 /13/2007	ISSUED	11/5 /2021

QR-435	QUIG-07USCIP2	ANTI-MICROBIAL COMPOSITIONS AND METHODS OF USING SAME	10/359,889	2 /6 /2003			PUBLISHED	8 /6 /2021

QR-440	QUIG-07USDIV1	NUTRITIONAL SUPPLEMENTS AND METHODS OF USING SAME	10/421,276	4 /23/2003	6,827,945	12/7 /2004	ISSUED	8 /6 /2021

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-7USCIP3	COMPOSITIONS AND METHODS FOR REDUCING THE TRANSMISSIVITY OF ILLNESSES	11/012,764	12/14/2004	7,166,435	1 /23/2007	ISSUED	11/5 /2021
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007AU2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	2003256736	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007CA2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	2,495,447	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007CN2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	03818966.6	7 /24/2003			PUBLISHED	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007EP2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	03766897.7	7 /24/2003			PUBLISHED	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007HK2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	05112150.6	12/29/2005			PUBLISHED	12/29/2025
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007IL2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	166608	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007IN2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	258/DELNP/2005	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007JP2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	2004-526143	7 /24/2003			PENDING	7 /24/2023

QUIG REF.	MATTER NO.	TITLE	SERIAL NO.	FILE DATE	PATENT NO.	ISSUE DATE	STATUS	EXPIRATION
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007KR2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	2005-7002080	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007MX2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	PA/A/2005/001051	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007NZ2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	537821	7 /24/2003			PENDING	7 /24/2023
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-07WO3	COMPOSITIONS AND METHODS FOR REDUCING THE TRANSMISSIVITY OF ILLNESSES	PCT/US2005/045218	12/14/2005			PUBLISHED
QR-433-437 QR-439 QR-441-441(a) QR-444 QR-446	QUIG-1007ZA2	ANTI-MICROBIAL METHODS AND COMPOSITIONS	2005/0517	7 /24/2003	2005/0517	12/28/2005	ISSUED	7 /24/2023